Liquidity	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity

2. Liquidity

Historically, the Company has funded its cash and liquidity needs through convertible notes, extended credit terms, and equity raisings. The Company has incurred a net loss of approximately $901,818 and has an accumulated deficit of $13,719,889 for the three months ended March 31, 2017. The Company has been dependent on raising capital from debt and equity financings to meet its needs for cash flow used in operating activities. For the three months ended March 31, 2017, the Company raised $954,421 in cash flow from financing activities to meet cash flow used in operating activities.

At March 31, 2017, the Company has $883,715 of cash on hand with a positive working capital of $1,700,325. The Company’s ability to meet its ongoing operating cash needs is dependent on generating positive operating cash flow, primarily through increased sales, improved profit growth and controlling expenses. Management has taken actions to improve profitability, by reducing headcount, rent, professional fees and increasing sales. In addition, through May 12, 2017, the Company has raised an additional $833,815 in cash through equity and debt offerings (see Note 14, Subsequent Events). Also in May 2017, the Company acquired a small distillery business (stock purchase transaction) that is expected to improve operating results (see Note 14, Subsequent Events). Management believes that cash on hand and the most recent equity raise and acquisition will be sufficient to meet their operating activities to meet their near-term cash needs over the next twelve months.

2.	Liquidity

Historically, the Company has funded its cash and liquidity needs through convertible notes, extended credit terms, and equity raisings. For the years ended December 31, 2016 and 2015, the Company incurred a net loss of approximately $5.3 and $3.6 million in 2016 and 2015, respectively, and has an accumulated deficit of approximately $12.8 million as of December 31, 2016. The Company has been dependent on raising capital from debt and equity financings to meet its needs for cash flow used in operating activities. For the year ended December 31, 2016, the Company raised approximately $5.9 million in cash flow from financing activities to meet cash flow used in operating activities.

At December 31, 2016, the Company has approximately $1.1 million of cash on hand with a positive working capital of $1.4 million. The Company’s ability to meet its ongoing operating cash needs is dependent on generating positive operating cash flow, primarily through increased sales, improved profit growth and controlling expenses. Management has taken actions to improve profitability, reduce headcount, reduce rent, reduce professional fees and increase sales. In addition, through March 31, 2017, the Company has raised an additional $967,750 in cash through equity offerings (see Note 14, Subsequent Events). Also in March 2017, the Company acquired a small distillery bottling and production support business (stock purchase transaction) that is expected to improve operating results (see Note 14, Subsequent Events). Management believes that cash on hand and the most recent equity raise and acquisition will be sufficient to meet their operating activities to meet their near-term cash needs over the next twelve months.